Exhibit 99.2

1 Second Quarter Fiscal Year 2020 Earnings Presentation December 3, 2019

2 Safe Harbor Statement Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, reliance on sales to the U.S. government; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. Government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats; changes in the supply and/or demand and/or prices for our products and services; the activities of competitors and increased competition; failure of the markets in which we operate to grow; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator and create new market opportunities; changes in significant operating expenses, including components and raw materials; failure to develop new products; the extensive regulatory requirements governing our contracts with the U.S. government; risk of litigation, including but not limited to pending litigation arising from the sale of our EES business; the impact of our recent acquisition of Pulse Aerospace, LLC and our ability to successfully integrate it into our operations; product liability, infringement and other claims; changes in the regulatory environment; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Second Quarter Fiscal Year 2020 Key Messages Our team’s track record of delivering excellent quarterly results continues We are successfully executing our plan and remain on-track to achieve our fiscal year 2020 objectives We continue to make great progress on our strategic growth initiatives, particularly in HAPS On-track to achieve Fiscal Year 2020 objectives & deliver Third consecutive year of profitable, double-digit topline growth

4 Outstanding Second Quarter Fiscal Year 2020 Results Metric 2nd Qtr. Fiscal Year 2020 Year-Over-Year Change Highlights Revenue $83.3 million +14% Strong small UAS sales Gross profit $35.2 million +24% Favorable revenue mix GAAP EPS (diluted) $0.31 +$0.02 No one-time items in second quarter fiscal year 2019 Non-GAAP EPS* (diluted) $0.34 +$0.05 No one-time items in second quarter fiscal year 2019 Funded Backlog $147 million -10% Maintaining historically high level of funded backlog * 2nd qtr. Fiscal Year 2020 excludes $0.02 in amortization of intangible assets and $0.01 in acquisition-related expenses

5 Favorable Revenue Mix and Higher Volume Driving Strong Results * Excludes Q2 Fiscal Year 2020 amortization of intangible assets & acquisition-related expenses of $0.03 0.29 0.34 * $0.26 $0.27 $0.28 $0.29 $0.30 $0.31 $0.32 $0.33 $0.34 $0.35 Q2 FY19 Q2 FY20 NON - GAAP Diluted EPS 64% 66% 68% 76% 69% 36% 34% 32% 24% 31% 0% 25% 50% 75% 100% Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 PERCENTAGE OF QUARTERLY REVENUE Product Revenue Service Revenue

6 December 3, 2019 AeroVironment, Inc Second Quarter Fiscal Year 2020 Business Highlights Won U.S. Army FCS contract worth up to $55 million Won more than $20 million in international small UAS awards Launched Puma LE: Group 2 capabilities in a Group 1 footprint Successfully completed first two HAWK30 test flights Increased total project contract value to $148.9 million Submitted proposal for potential three-year LMAMS program worth up to $160 million Making progress on larger Switchblade variant

7 Government Fiscal Year 2019 Procurement Appropriations Conversion to AeroVironment Contract Awards *Submitted Proposal For Switchblade – Anticipate up to $160M contract award for Army/Marines LMAMS by fiscal fourth qtr.; funds can extend into subsequent fiscal years * $46.0 $45.2 $13.5 $12.4 $110.0 $- $45.0 $90.0 $135.0 $180.0 Government FY 2019 Procurement Appropriations Government FY 2019 Procurement Contracts Awarded to AeroVironment as of 12/3/19 Value of Appropriations/ Awards (millions) Army SFAB Raven Air Force Puma Army/Marines LMAMS

Making Significant Progress on HAPS Program– Currently In Flight Test Phase

- SoftBank Corp. owns approximately 95% of HAPSMobile Inc. & AeroVironment owns approximately 5%
- Flight test underway - HAWK30 solar HAPS unmanned aircraft system to deliver next generation connectivity (i.e., 5G mobile, IoT)
- Total contract value of HAPS project to AeroVironment now $148.9 million
- AeroVironment has the potential to manufacture and supply HAWK30 systems to HAPSMobile on exclusive basis
- AeroVironment retains exclusive rights to market HAWK30 to defense customers worldwide, except in Japan


Pathfinder
71,504 feet / (1997)
World's first solar-powered high altitude UAS


Pathfinder Plus
80,201 feet / (1998)
World's first 3G and HDTV connectivity from stratosphere


Helios
96,863 feet / (2001)
World's highest flying aircraft in level flight


Q2 FY20 Earnings
12/3/19
HAPS
Notional
Program Plan
Design
Develop
Test/
Demonstrate
Certify
Launch &
Grow
Business

8 | December 3, 2019
© 2019 AeroVironment, Inc.

9 Strong Funded Backlog and High Visibility Support Expected Fiscal Year 2020 Year-Over-Year Revenue Growth 55% visibility 75% visibility Continued strong funded backlog supports high visibility Revenue Guidance Range as of 12/3/19: $350 million to $370 million 89% visibility $86.9 $170.2 $151.7 $150.4 $125.5 $29 $18 $22 $15.7 $14.5 $1.8 $- $100 $200 $300 $400 Q4 FY19 (6/25/19) Q1 FY20 (9/3/19) Q2 FY20 (12/3/19) Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date

10 Fiscal Year 2020 Expectations Fiscal Year 2019 Actuals Current Expectations (12/3/19) Revenue $314 million $350 million to $370 million Earnings Per Share (diluted) $1.74 $1.35 to $1.55 Non-GAAP Earnings Per Share (diluted) $1.481 $1.47 to $1.672 First half revenue as a percentage of full year revenue 48% 47% (actual) Internal Research & Development Investment 11% of revenue 11% of revenue Tax Rate ~9% ~11% Capital Expenditures 3% 5% to 6% On-track to achieve Fiscal Year 2020 objectives & deliver Third consecutive year of profitable, double-digit topline growth 1 Excludes Q1 Fiscal Year 2019 one-time gain of $0.26 from litigation settlement 2 Excludes acquisition-related expenses and amortization of intangible assets

11 For more information: Steven Gitlin Vice President Investor Relations ir@avinc.com +1 (805) 520-8350

12 Appendix – Reconciliation of Non-GAAP Diluted Earnings Per Share (Unaudited) Three Months Ended Three Months Ended Six Months Ended Six Months Ended October 26, 2019 October 27, 2018 October 26, 2019 October 27, 2018 Earnings per diluted share from continuing operations $ 0.31 $ 0.29 $ 1.02 $ 1.14 Acquisition related expenses 0.01 - 0.02 - Amortization of acquired intangible assets 0.02 - 0.04 - One-time gain from a litigation settlement - - - (0.26) Earnings per diluted share from continuing operations as adjusted (Non-GAAP) $ 0.34 0.29 $ 1.08 $ 0.88

13 Appendix – Reconciliation of Fiscal Year 2020 Non-GAAP Diluted Earnings Per Share Expectations (Unaudited) d s Fiscal year ending April 30, 2020 Expected earnings per diluted share (GAAP) $ 1.35 – 1.55 Acquisition related expenses 0.03 Amortization of acquired intangible assets 0.08 Expected earnings per diluted share as adjusted (Non-GAAP) $ 1.47 – 1.67